===============================================================================

                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [x]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[x]  Preliminary Proxy Statement           [_]  Confidential, for Use of the
                                                Commission Only (as permitted
[_]  Definitive Proxy Statement                 by Rule 14a-6(e)(2))

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              The Valiant Fund
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

                                THE VALIANT FUND
                               3435 STELZER ROAD
                             COLUMBUS, OHIO  43219



                                                                 August __, 2000



Dear Shareholder:

     You are cordially invited to attend a Meeting of Shareholders of The Valiant Fund to be held on September 14, 2000 at 9:00 a.m., Eastern Time, at 3435 Stelzer Road, Columbus, Ohio. At the Meeting, shareholders of each of the U.S. Treasury Money Market Portfolio, U.S. Treasury Income Portfolio, General Money Market Portfolio, and Tax-Exempt Money Market Portfolio will be asked to approve new Sub-Advisory Agreements with Reich & Tang Asset Management L.P., elect Trustees of the Trust, and ratify selection of auditors.

     Although the Trustees would like very much to have each shareholder attend the Meeting, they realize that this is not possible. Whether or not you plan to be present at the Meeting, your vote is needed. PLEASE COMPLETE, SIGN, AND RETURN THE ENCLOSED PROXY CARD(S) PROMPTLY. A POSTAGE-PAID ENVELOPE IS ENCLOSED FOR THIS PURPOSE.

     We look forward to seeing you at the Meeting or receiving your proxy card(s) so your shares may be voted at the Meeting.

                                              Sincerely yours,



                                              Richard F. Curcio
                                              President

SHAREHOLDERS ARE URGED TO SIGN AND RETURN THE ENCLOSED PROXY CARD(S) IN THE ENCLOSED ENVELOPE SO AS TO BE REPRESENTED AT THE MEETING.

                                THE VALIANT FUND


                      U.S. TREASURY MONEY MARKET PORTFOLIO
                         U.S. TREASURY INCOME PORTFOLIO
                         GENERAL MONEY MARKET PORTFOLIO
                       TAX-EXEMPT MONEY MARKET PORTFOLIO


                                 ------------
                       NOTICE OF MEETING OF SHAREHOLDERS
                                 ------------

     A Meeting of Shareholders of The Valiant Fund will be held at 3435 Stelzer Road, Columbus, Ohio, on September 14, 2000 at 9:00 a.m., Eastern Time, for the following purposes:

     1. To approve or disapprove the Sub-Advisory Agreement in respect of each of the Portfolios between Integrity Management & Research, Inc. and Reich & Tang Asset Management L.P. as described in the attached Proxy Statement;

     2. To approve or disapprove a new Sub-Advisory Agreement in respect of each of the Portfolios between Integrity Management & Research, Inc. and Reich & Tang Asset Management L.P. to become effective following a proposed change of control of Reich & Tang Asset Management L.P.;

     3.  To elect John S. Culbertson, Richard F. Curcio, Rufus C. Cushman, Jr.,
H. Willis Day, Roger F. Dumas, and Kenneth J. Phelps to serve as Trustees of the Trust;

     4. To ratify the selection of independent auditors by the Board of Trustees; and

     5. To consider and act upon such other matters as may properly come before the Meeting.

     Shareholders of record as of the close of business on July 31, 2000 are entitled to notice of and to vote at the Meeting.

                                       By order of the Trustees

                                       Susan M. Schwartz
                                       Secretary
August __, 2000

                                THE VALIANT FUND
                               3435 STELZER ROAD
                             COLUMBUS, OHIO  43219



                                 ------------
                                Proxy Statement
                                 ------------

          The enclosed proxies are solicited by the Board of Trustees of The Valiant Fund (the "Trust") for use at the Meeting of Shareholders of the Trust to be held at 3435 Stelzer Road, Columbus, Ohio, at 9:00 a.m. (Eastern Time) on September 14, 2000, and at any adjournment thereof. Shareholders of record at the close of business on July 31, 2000 (the "Record Date") are entitled to vote at the Meeting or any adjourned session. These proxy materials are first being made available to shareholders on or about August 28, 2000.

          The shares of the Trust are divided into four series: the U.S. Treasury Money Market Portfolio, the U.S. Treasury Income Portfolio, the General Money Market Portfolio, and the Tax-Exempt Money Market Portfolio. If you own shares of more than one Portfolio, you should sign and return a proxy card for each Portfolio of which you are a shareholder; for example, if you own shares of the General Money Market Portfolio and shares of the Tax-Exempt Money Market Portfolio, you should sign and return the enclosed proxy cards for each of those Portfolios. A different proxy card is enclosed for each Portfolio in which you are a shareholder. You should sign and return each of the cards.

          Shares represented by duly executed proxies will be voted in accordance with the specification made. If no specification is made, shares will be voted in accordance with the recommendation of the Board of Trustees. You may revoke a proxy at any time before it is exercised by sending or delivering a written revocation to the Secretary of the Trust (which will be effective when it is received by the Secretary), by properly executing a later-dated proxy, or by attending the Meeting, requesting return of your proxy, and voting in person.

          THE TRUST WILL FURNISH TO YOU UPON REQUEST, WITHOUT CHARGE, A COPY OF THE ANNUAL REPORT FOR ANY PORTFOLIO FOR THE PORTFOLIO'S MOST RECENT FISCAL YEAR AND A COPY OF ANY PORTFOLIO'S SEMI-ANNUAL REPORT FOR ANY SUBSEQUENT SEMI-ANNUAL PERIOD. PLEASE DIRECT ANY SUCH REQUESTS BY TELEPHONE TO THE TRUST AT 1-800-828-2176 OR BY WRITING TO THE TRUST AT 3435 STELZER ROAD, COLUMBUS, OHIO 43219.

     Ownership of Shares. As of July 31, 2000, the number of outstanding shares of each Portfolio was as follows: U.S. Treasury Money Market Portfolio- _________; U.S. Treasury Income Portfolio-________; General Money Market Portfolio-_________; and Tax-Exempt Money Market Portfolio-_________. To the Trust's knowledge, no person owned beneficially more than 5% of the outstanding shares of any of the Portfolios as of July 31, 2000.

I. APPROVAL OR DISAPPROVAL OF SUB-ADVISORY AGREEMENT

     Integrity Management & Research, Inc. ("Integrity") serves as investment manager to each of the Portfolios of the Trust. Reich & Tang Asset Management L.P. ("Reich & Tang") currently serves as sub-adviser to each of the Portfolios pursuant to a Sub-Advisory Agreement with Integrity and the Trust dated June 1, 2000. Although the Sub-Advisory Agreement has been approved by the Board of Trustees of the Trust, it will remain in effect as to a Portfolio after October 28, 2000 only if it has been approved by the shareholders of that Portfolio. The Board of Trustees is recommending that the shareholders of each Portfolio approve the Sub-Advisory Agreement. The form of the Sub-Advisory Agreement is attached to this Proxy Statement as Appendix A.

     The Sub-Advisory Agreement provides that Reich & Tang will implement a continuous investment program for each Portfolio and make decisions with respect to all purchases and sales of the Portfolios' portfolio securities. The Agreement requires Reich & Tang to keep the Trust informed of important developments affecting the Portfolios. The Agreement also requires Reich & Tang to furnish the Trust with such statistical and analytical information with respect to the Portfolios' portfolio securities as Reich & Tang deems appropriate or the Trust reasonably requests.

     The Sub-Advisory Agreement requires Reich & Tang to give each Portfolio the benefit of its best judgment and efforts. It also provides that Reich & Tang will not be liable to a Portfolio for any mistake of judgment or for any other cause, but that nothing in the Sub-Advisory Agreement will protect Reich & Tang against any liability to any Portfolio or to the Portfolio's security holders by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties thereunder, or by reason of its reckless disregard of its obligations and duties thereunder.

     Under the Sub-Advisory Agreement, Integrity pays a fee to Reich & Tang according to the following fee schedule, based on the aggregate average daily net assets of all of the Portfolios:

Level of Assets            Fee in basis points
---------------            -------------------
First $500 million                 6.0
Next $1 billion                    5.0
Next $500 million                  4.0
Over $2 billion                    3.5

Under the Sub-Advisory Agreement, Reich & Tang is entitled to a minimum monthly fee of $30,000 in any month in which the monthly calculation based on the fee schedule is less than $30,000.

          Subject to initial shareholder approval, the Sub-Advisory Agreement will continue in effect as to each Portfolio for two years (through May 31, 2002) and thereafter for successive twelve-month periods, provided that such continuation is specifically approved at least annually by the Board of Trustees or by a vote of a majority of the outstanding voting securities of the Portfolio in question and in either case, by a majority of uninterested Trustees. The Sub-Advisory Agreement may be terminated at any time without the payment of any penalty as to a Portfolio (i) by vote of a majority of the Portfolio's outstanding voting securities, (ii) by the Trust's Board of Trustees, on 60 days written notice to Reich & Tang, (iii) by the Trust on 60 days written notice to Reich & Tang, or (iv) by Reich & Tang on 60 days written notice to the Trust.

          Reich & Tang Asset Management L.P. Reich & Tang is a Delaware limited partnership which has one general partner, Reich & Tang Asset Management, Inc. ("RTAM"). Mr. Steven W. Duff is the principal executive officer of Reich & Tang's Mutual Funds Division. The address of Reich & Tang, RTAM, and Mr. Duff is 600 Fifth Avenue, New York, New York 10020. Reich & Tang also advises pension trusts, profit-sharing trusts and endowments. RTAM is a direct wholly owned subsidiary of Nvest Holdings, Inc. ("Nvest Holdings"), which in turn is a direct wholly owned subsidiary of Nvest Companies L.P. ("Nvest"). Nvest's managing general partner, Nvest Corporation, is a direct wholly owned subsidiary of MetLife New England Holdings, Inc. MetLife New England Holdings, Inc. is a direct wholly owned subsidiary of Metropolitan Life Insurance Company ("MetLife"). Nvest Corporation is also the sole general partner of Nvest, L.P. Nvest, L.P., Nvest's advising general partner, is a publicly traded company listed on the New York Stock Exchange. In addition to owning Nvest Corporation, MetLife owns, directly or indirectly, approximately a 48% limited partnership interest in Nvest. Nvest, L.P. owns approximately 15% of Nvest. (These percentages, which are as of June 30, 2000, do not reflect the vesting and exercise, described below, of various options held by personnel of Nvest and of its affiliates, including Reich & Tang, to acquire limited partnership units of Nvest, L.P.) If the proposed acquisition described below is completed, Nvest Corporation will cease to be the managing general partner of Nvest and the general partner of Nvest, L.P., and MetLife will cease to own any partnership interest in Nvest. MetLife is a wholly owned subsidiary of MetLife, Inc., a publicly traded company listed on the New York Stock Exchange. The address of Nvest, Nvest Corporation, Nvest Holdings, and Nvest, L.P. is 399 Boylston Street, Boston, Massachusetts 02116. The address of MetLife New England Holdings, Inc., MetLife, and MetLife, Inc. is One Madison Avenue, New York, New York 10010.

          Change in control of Reich & Tang. On June 16, 2000, Nvest L.P., Nvest, and CDC Asset Management ("CDCAM"), a leading French institutional money management company, announced that they and certain of their respective affiliated companies had entered into an Agreement and Plan of Merger (the "Merger Agreement"). Under the Merger Agreement, CDCAM would acquire all of the outstanding units of partnership interest in both Nvest and Nvest L.P., at a price of $40 per unit. This price is subject to reduction (but not below $34 per unit) based in part on a formula that takes into account the investment advisory fees payable to Reich & Tang and other Nvest affiliates by their mutual fund and other investment advisory clients that have consented to the transaction. Under this formula, the price per unit that CDCAM will pay to acquire Nvest, including the price it will pay to those trustees and officers who hold or have been granted options to acquire units (see below), could be reduced if a Portfolio's shareholders do not approve the New Sub-Advisory Agreement for their Portfolio. Assuming a transaction price of $40 per unit, and the number of units and options outstanding as of June 30, 2000, the aggregate price payable by CDCAM to acquire all of the units of Nvest L.P. will be approximately $_____, and the aggregate price payable by CDCAM to acquire all of the units of Nvest (including payments with respect to units subject to options) will be approximately $_____.

          The transaction will not occur unless various conditions are satisfied (or waived by the parties, if permitted by law). One of these conditions is obtaining approval or consent from investment advisory clients of Reich &Tang and other Nvest affiliates (including mutual fund clients) whose advisory fees represent a specified percentage of the total advisory fee revenues of the Nvest organization. Because of this condition, approval or disapproval by a Portfolio's shareholders of a New Sub-Advisory Agreement for their Portfolio, taken together with other clients' consents or approvals, could affect whether or not the transaction occurs. As described below, certain trustees and officers of the Trust will receive certain material payments or benefits if the transaction occurs.

          As a result of the acquisition, Nvest L.P. and Nvest would become indirect wholly owned subsidiaries of CDCAM, which in turn is 60% owned by CDC Finance, a wholly owned subsidiary of Caisse des Depots et Consignations ("CDC"). Founded in 1816, CDC is a major diversified financial institution with a strong global presence in the banking, insurance, investment banking, asset management and global custody industries. In addition to its 60% ownership of CDCAM through CDC Finance, CDC owns 40% of CNP Assurances, the leading French insurance company, which itself owns 20% of CDCAM. CDC also owns 35% of Caisse National des Caisses d'Epargne, which also owns 20% of CDCAM. CDC is 100% owned by the French state. The main place of business of CDCAM is 7, place des Cinq Martyrs du Lycee Buffon, 75015 Paris, France. The registered address of CDC Finance is 56, rue de Lille, 75007 Paris, France. The registered address of CDC is 56, rue de Lille, 75007 Paris, France. The registered address of CNP Assurances is 4, place Raoul Dautry, 75015 Paris, France. The registered address of Caisse National des Caisses d'Epargne is 5, rue Masseran, 75007 Paris, France. Following the acquisition, it is expected that Nvest will be renamed CDC Asset Management-North America.

          Various personnel of Nvest and of its affiliates, including Reich & Tang, have previously been granted options to purchase limited partnership units of Nvest ("Nvest L.P. Units"). The Merger Agreement provides that these options will vest and become fully exercisable immediately before CDCAM's acquisition of Nvest L.P. and Nvest, even though some of these options would not otherwise have vested or been exercisable at that time. Each option will be converted into the right to receive cash from Nvest in an amount equal to the difference between the option's exercise price and the transaction price of $40 per unit (subject to reduction, but not below $34 per unit, as explained above).

          Certain Relationships and Interests of Trustees and Officers. Steven
W. Duff, a Board Member and officer of the Portfolios, and the following persons who are officers of the Portfolios are also officers or employees of Reich & Tang or directors of RTAM: Richard De Sanctis, Molly Flewharty, Bernadette N. Finn, Roseanne Holtzer, Lesley M. Jones, Dana E. Messina and Ruben Torres (collectively, the "Reich & Tang Affiliates"). Some of the Reich & Tang Affiliates, including Mr. Duff, own partnership units in Nvest or Nvest, L.P., or have the right to acquire partnership units under options and, upon completion of CDCAM's acquisition of Nvest, will receive the consideration provided in the Merger Agreement for the partnership units they own or have the right to acquire under options. Depending on the number of units a Reich & Tang Affiliate owns or has the right to acquire, the amount of consideration he or she receives could be substantial. Also, in connection with CDCAM's acquisition of Nvest, CDCAM will establish a retention program under which certain Reich &Tang Affiliates, including Mr. Duff, may receive cash retention awards payable over one to three years. To receive these awards, which are in addition to regular salary and bonus payments and in some cases may be substantial in amount, an eligible Reich & Tang Affiliate must remain employed by Reich & Tang and must agree to refrain from competing with Reich & Tang and soliciting clients of Reich & Tang.

          The transaction is subject to the approval of Nvest unitholders, as well as regulatory and client approvals. The price is subject to adjustments and conditions set forth in the agreement. The firms expect to complete the transaction before the end of the year. Nvest anticipates paying 80 percent of its operating cash flow in distributions until the transaction is completed.

THE PRIOR SUB-ADVISER AGREEMENT

          David L. Babson & Co. Inc. ("Babson") provided investment advisory services to the Portfolios through May 31, 2000 pursuant to a Sub-Adviser Agreement (the "Babson Sub-Adviser Agreement") dated as of June 30, 1995 between Integrity and Babson. Under the Babson Sub-Adviser Agreement, Babson made investment decisions on behalf of each of the Portfolios and placed orders for the purchase and sale of Portfolio securities. The Babson Sub-Adviser Agreement was approved by the initial shareholders of each Portfolio in connection with the organization of the Trust in 1995.

          Integrity paid to Babson as full compensation for Babson's services under the Babson Sub-Adviser Agreement a monthly fee in respect of each Portfolio, computed and paid monthly, at the annual rate of 0.10% of the first $500 million of the Portfolio's average daily net assets and 0.05% of the Portfolio's assets in excess of $500 million. Babson had voluntarily agreed to reduce its fees from 0.05% to 0.04% of any Portfolio's net assets over $2 billion.

ADVISORY FEES

          Each of the Portfolios pays a fee to Integrity at the annual rate of 0.20% of its average daily net assets. The table below shows (i) the fees paid by each Portfolio to Integrity for the fiscal year ended August 31, 1999, (ii) the fees payable by Integrity to Babson in respect of the Portfolios for that fiscal year, (iii) the fees that would have been payable to Reich & Tang for that fiscal year if the Sub-Advisory Agreement had been in effect, and (iv) the percentage difference between the amounts set out in columns (ii) - (iii).

---------------------------------------------------------------------------------------------------------
                                                 TABLE 1
---------------------------------------------------------------------------------------------------------
                                    (i)           (ii)               (iii)                  (iv)
                               Fees paid by   Fees paid by      Fees that would          Percentage
                               Portfolio to   Integrity to      have been paid       Difference Between
                                 Integrity       Babson         to Reich & Tang     Columns (ii) & (iii)
---------------------------------------------------------------------------------------------------------
U.S. Treasury Money Market         $953,866       $476,812   [                  ]   [                  ]
 Portfolio
---------------------------------------------------------------------------------------------------------
U.S. Treasury Income                 19,801         10,002   [                  ]   [                  ]
 Portfolio
---------------------------------------------------------------------------------------------------------
General Money Market                607,335        325,423   [                  ]   [                  ]
 Portfolio
---------------------------------------------------------------------------------------------------------
Tax-Exempt Money Market             584,269        252,013   [                  ]   [                  ]
 Portfolio
---------------------------------------------------------------------------------------------------------

          Because fees are paid to Reich & Tang under the Sub-Advisory Agreement at a rate lower than the rate at which they were paid to Babson under the Babson Sub-Adviser Agreement, Integrity is entitled to retain a greater portion of the fees paid to it by the Portfolio.

          Trustee Action. The Board of Trustees of the Trust approved the Sub-Advisory Agreement at a meeting held on April 25, 2000. At that meeting, the Trustees also voted to terminate the Babson Sub-Adviser Agreement as of May 31, 2000.

          In their consideration of these matters, the Trustees considered a number of factors, including the recommendation of Integrity; the terms of the proposed Sub-Advisory Agreement; the fees payable to Babson under the Babson Sub-Adviser Agreement compared to those payable under the Sub-Advisory Agreement; and the general financial condition of Reich & Tang and its affiliates. The Trustees also considered that Reich & Tang manages a substantial amount of money-market fund assets, and that management of such assets constitutes an important part of Reich & Tang's business. They noted, by contrast, that Babson was not expected to make a similar commitment to money-market fund management in the future.

          General. Each Portfolio pays all expenses related to its operation which are not borne by Integrity or Reich & Tang, including but not limited to taxes, interest, brokerage fees and commissions, compensation paid under the Portfolio's 12b-1 plan, fees paid to members of the Board of Trustees who are not officers, directors, stockholders, or employees of Integrity or Reich & Tang, SEC fees and related expenses, state Blue Sky qualification fees, charges of custodians, transfer agents, registrars, or other agents, outside auditing, accounting, and legal services, charges for the printing of prospectuses and statements of additional information for regulatory purposes or for distribution to shareholders, certain shareholder report charges, and charges relating to corporate matters.

          Reich & Tang makes decisions to buy and sell securities for each Portfolio, selects broker-dealers, and negotiates commission rates. The selection of broker-dealers is generally made based upon the prices and quality of execution services and/or research provided. Portfolio securities are normally purchased directly from the issuer or from a market maker for the securities. Since purchases and sales of portfolio securities by the Portfolios are usually principal transactions, the Portfolios incur little or no brokerage commissions. The purchase price paid to dealers serving as market makers may include a spread between the bid and asked prices. The Portfolios may also purchase securities from underwriters at prices which include a commission paid by the issuer to the underwriter.

          Reich & Tang's primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. To the extent that the execution and prices offered by more than one dealer are comparable, Reich & Tang may, at its discretion, effect transactions with dealers that furnish statistical, research, or other information or services which are deemed by Reich & Tang to be beneficial to a Portfolio's investment program. Certain research services furnished by dealers may be useful to Reich & Tang's clients other than the Portfolios. Similarly, any research services received by Reich & Tang through placement of portfolio transactions of other clients may be of value to Reich & Tang in fulfilling its obligations to the Portfolios. The advisory fees paid by the Portfolios are not reduced because of the receipt of such services.

          Reich & Tang and its affiliates may manage other investment accounts, some of which may have objectives similar to those of the Portfolios. It is possible that, at times, identical securities will be acceptable for one or more of such investment accounts. However, the position of each account in the securities of the same issue may vary and the length of time that each account may choose to hold its investment in the securities of the same issue may likewise vary. Also, the timing and amount of purchase by each account may be determined by its cash position. If the purchase or sale of securities consistent with the investment policies of each Portfolio and one or more of these accounts is considered at or about the same time, transactions in such securities will be allocated in good faith among the Portfolios and such accounts in a manner deemed equitable by Reich & Tang. Reich & Tang may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution. The allocation and combination of simultaneous securities purchases on behalf of each Portfolio would be made in the same way that such purchases are allocated among or combined with those of other such investment accounts. Simultaneous transactions could adversely affect the ability of each Portfolio to obtain or dispose of the full amount of security which it seeks to purchase or sell.

          Other advisory relationships of Reich & Tang. Reich & Tang acts as adviser or sub-adviser for seventeen investment companies that are not affiliated with the Trust. The names of the funds for which Reich & Tang acts as adviser or sub-adviser, the approximate size of the funds as of December 31, 1999, and the annual rates at which the sub-advisory fees are paid (as a percentage of the average daily net asset value of each of the funds) are set forth in Table 2 below.

                                    TABLE 2

---------------------------------------------------------------------------------------------------------------------
                         Fund                                 Approximate Assets                Management Fee
---------------------------------------------------------------------------------------------------------------------
California Daily Tax Free Income Fund, Inc.                              $  289,542,073                          0.3%
---------------------------------------------------------------------------------------------------------------------
Connecticut Daily Tax Free Income Fund, Inc.                             $  174,598,624                          0.3%
---------------------------------------------------------------------------------------------------------------------
Daily Tax Free Income Fund, Inc.                                         $  653,298,070                        0.325%
---------------------------------------------------------------------------------------------------------------------
Delafield Fund, Inc.                                                     $   92,415,643                          0.8%
---------------------------------------------------------------------------------------------------------------------
Florida Daily Municipal Income Fund                                      $   80,957,335                          0.4%
---------------------------------------------------------------------------------------------------------------------
Georgia Daily Municipal Income Fund, Inc.                                $    8,097,928                          0.4%
---------------------------------------------------------------------------------------------------------------------
Institutional Daily Income Fund                                          $1,314,193,473                         0.12%
---------------------------------------------------------------------------------------------------------------------
Michigan Daily Tax Free Income Fund, Inc.                                $   20,304,858                          0.3%
---------------------------------------------------------------------------------------------------------------------
New Jersey Daily Municipal Income Fund, Inc.                             $  160,363,973                          0.3%
---------------------------------------------------------------------------------------------------------------------
New York Daily Tax Free Income Fund, Inc.                                $  479,955,748                          0.3%
---------------------------------------------------------------------------------------------------------------------
North Carolina Daily Municipal Income Fund, Inc.                         $  257,943,997                          0.4%
---------------------------------------------------------------------------------------------------------------------
Pennsylvania Daily Municipal Income Fund                                 $  274,159,515                          0.4%
---------------------------------------------------------------------------------------------------------------------
Virginia Daily Municipal Income Fund, Inc.                               $  201,258,736                          0.4%
---------------------------------------------------------------------------------------------------------------------
Short Term Income Fund, Inc.                                    Money Market Portfolio-       Money Market Portfolio-
                                                                         $1,450,517,596          [approximately 0.3%]
                                                                  U.S. Gov't Portfolio-        U.S. Gov't Portfolio -
                                                                         $  866,091,395        [approximately 0.275%]
---------------------------------------------------------------------------------------------------------------------
Cortland Trust, Inc.                                                     $2,063,693,185          [approximately 0.4%]
---------------------------------------------------------------------------------------------------------------------
Tax Exempt Proceeds Fund, Inc.                                           $  197,844,510                          0.4%
---------------------------------------------------------------------------------------------------------------------
Pax World Money Market Fund, Inc.                                        $  122,532,920                         0.75%
---------------------------------------------------------------------------------------------------------------------

          Integrity Investments, Inc. ("Integrity Investments"), an affiliate of Integrity, serves as distributor to each of the Portfolios. Each of the Portfolios pays fees to Integrity Investments pursuant to a plan adopted under Rule 12b-1 of the Investment Company Act of 1940, as amended (the "1940 Act"). For the fiscal year ended August 31, 1999, the Portfolios paid fees to Integrity Investments under the plan at the following rate:

                                    TABLE 3

                       Portfolio                                   Percentage of Average Daily Net Assets
------------------------------------------------------------------------------------------------------------------
U.S. Treasury Money Market Portfolio                                             0.19%
------------------------------------------------------------------------------------------------------------------
U.S. Treasury Income Portfolio                                                   0.19%
------------------------------------------------------------------------------------------------------------------
General Money Market Portfolio                                                   0.19%
------------------------------------------------------------------------------------------------------------------
Tax-Exempt Money Market Portfolio                                                0.19%
------------------------------------------------------------------------------------------------------------------


           The address of Integrity and of Integrity Investments is 871 Venetia Bay Boulevard, Suite 370, Venice, Florida 34292. BISYS Fund Services Ohio, Inc. ("BISYS") serves as administrator to the Portfolios; its address is 3435 Stelzer Road, Columbus, Ohio 43219.

          Required Vote. Shareholders of each Portfolio will vote separately to approve or disapprove the Sub-Advisory Agreement with respect to that Portfolio. As provided in the 1940 Act, approval of the Sub-Advisory Agreement as to a Portfolio requires the affirmative vote of a "majority of the outstanding voting securities" of the Portfolio, which for this purpose means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Portfolio and (ii) 67% or more of the shares of the Portfolio present at the Meeting if more than 50% of the outstanding shares are present at the Meeting in person or by proxy. If the shareholders of a Portfolio do not approve the Sub-Advisory Agreement, the Trustees will take such further action with respect to that Portfolio as they may deem to be in the interest of the Portfolio.

          THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF EACH OF THE PORTFOLIOS VOTE TO APPROVE THE PROPOSED SUB-ADVISORY AGREEMENT.

II. APPROVAL OR DISAPPROVAL OF NEW SUB-ADVISORY AGREEMENT TO TAKE EFFECT FOLLOWING CHANGE IN CONTROL OF REICH & TANG

          Upon the occurrence of the change of control of Reich & Tang described above, the Sub-Advisory Agreement currently in place between the Portfolios and Reich & Tang will by its terms terminate. The Board of Trustees has unanimously approved a new Sub-Advisory Agreement (the "New Sub-Advisory Agreement") with Reich & Tang essentially identical to that currently in place. The New Sub-Advisory Agreement provides that it will continue in effect for an initial period of two years (beginning on the date of the change in control). After that, it will continue in effect from year to year as long as the continuation is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the relevant Portfolio, and (ii) by vote of a majority of the Trustees who are not "interested persons," as that term is defined in the 1940 Act, of the Trust, Integrity, or Reich & Tang. The Board of Trustees recommend that shareholders approve the New Sub-Advisory Agreement to take effect upon the occurrence of the change of control.

          [The Board of Trustees of the Trust approved the New Sub-Advisory Agreement at a telephone meeting held on August ___, 2000.

          In considering the New Sub-Advisory Agreement the Trustees gave particular consideration to matters relating to the possible effects on Reich & Tang and the Portfolios of the acquisition of Nvest by CDCAM. Among other things, the Trustees considered:

          o the stated intention of Nvest and CDCAM that Reich & Tang will continue to have a high degree of managerial autonomy from its parent organizations and from other subsidiaries of Nvest;

          o the stated intention of Nvest, CDCAM, and Reich & Tang that the acquisition not change the investment approach or process used by Reich & Tang in managing the Portfolios;

          o representations of senior executives of Reich & Tang and the portfolio managers of the Portfolios that they have no intention of terminating their employment with Reich & Tang as a result of CDCAM's acquisition of Nvest, and representations of Reich & Tang, Nvest, and CDCAM that they have no intention of terminating the employment of these executives or portfolio managers as a result of the acquisition;

          o certain actions taken by CDCAM, Nvest, and Reich & Tang to help retain and incent key personnel of Nvest and Reich & Tang;

          o assurances from Reich & Tang that it has no plans, as a result of or in connection with CDCAM's acquisition of Nvest, to change or discontinue existing arrangements under which it waives fees or bears expenses of certain of the Portfolios; and

          o the general reputation and the financial resources of CDCAM and its parent organizations

          In addition, the Trustees considered that the agreement relating to the acquisition of Nvest by CDCAM provides that CDCAM and its immediate parent company will (subject to certain qualifications) use their reasonable best efforts to assure compliance with Section 15(f) of the Investment Company Act.
Section 15(f) provides that a mutual fund investment adviser (including a sub-adviser such as Reich & Tang) or its affiliates can receive benefit or compensation in connection with a change of control of the investment adviser (such as CDCAM's acquisition of Reich & Tang's parent, Nvest) if two conditions are satisfied. First, for three years after the change of control, at least 75% of the members of the board of any registered investment company advised by the adviser must consist of persons who are not "interested persons," as defined in the 1940 Act, of the adviser. (No changes in the current composition of the Trustees are required to satisfy this condition.) Second, no "unfair burden" may be imposed on any such registered investment company as a result of the change of control transaction or any express or implied terms, conditions or understandings applicable to the transaction. "Unfair burden" means any arrangement, during the two years after the transaction, by which the investment adviser or any "interested person" of the adviser receives or is entitled to receive any compensation, directly or indirectly, from such investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any other person in connection with the purchase or sale of securities or other property to, from or on behalf of such investment company.]

          The Trustees expect to meet in person prior to the date of the change of control of Reich & Tang, and to consider again the New Sub-Advisory Agreement, based on the factors described above and any other information that might be presented to them at that time. The New Sub-Advisory Agreement will not be implemented as to a Portfolio if the Trustees do not approve the Sub-Advisory Agreement as to the Portfolio at the in-person meeting.

          The change of control of Reich & Tang will result in the automatic termination of the Sub-Advisory Agreement. If for some reason the change in control does not occur, the automatic termination of the Sub-Advisory Agreement will not occur, and the New Sub-Advisory Agreement will not be entered into, even if it has been approved by the Portfolios' shareholders.

          Required Vote. Shareholders of each Portfolio will vote separately to approve or disapprove the New Sub-Advisory Agreement with respect to that Portfolio. As provided in the 1940 Act, approval of the New Sub-Advisory Agreement as to a Portfolio requires the affirmative vote of a "majority of the outstanding voting securities" of the Portfolio, which for this purpose means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Portfolio and (ii) 67% or more of the shares of the Portfolio present at the Meeting if more than 50% of the outstanding shares are present at the Meeting in person or by proxy. If the shareholders of a Portfolio do not approve the New Sub-Advisory Agreement, the Trustees will take such further action with respect to that Portfolio as they may deem to be in the interest of the Portfolio.

          THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF EACH OF THE PORTFOLIOS VOTE TO APPROVE THE PROPOSED NEW SUB-ADVISORY AGREEMENT.

III.  ELECTION OF TRUSTEES

          The Trust is subject to the overall control of a Board of Trustees. The Trustees of the Trust have voted to fix the size of the Board of Trustees of the Trust at six and to nominate each of the persons named below to serve as Trustees of the Trust. Each of the nominees currently serves as a Trustee of the Trust.

          The following table presents information about each of the nominees for election as Trustee of the Trust, and about each of the executive officers of the Trust. If any of the nominees for Trustee declines or becomes unavailable for election, the proxy confers discretionary power on the persons named therein to vote in favor of substitute nominees. Each of the persons named as an officer has been elected to the indicated office by the Trustees and serves at the pleasure of the Trustees. Each such officer's principal occupation is as an employee or officer of Integrity. Each officer's principal occupation for the past five years is listed; similar prior positions within the same company may be omitted. Each Trustee that is an "interested person" (as defined by Section 2(a)(19) of the 1940 Act) by virtue of his or her affiliation with the Trust or Integrity is indicated by an asterisk(*).

                                    TABLE 4

--------------------------------------------------------------------------------------------------------------------
NAME, ADDRESS AND AGE      POSITION(S) HELD WITH TRUST              PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------------
John S. Culberston                   Trustee                         Retired.  Trust Consultant with Fidelity
1995 Lake Marshall Drive                                             Investments Institutional Services Co. from
Gibsonia, PA  15044                                                  1990 to 1993.
69
--------------------------------------------------------------------------------------------------------------------
Rufus C. Cushman, Jr.                Trustee                         Retired.  Money Manager with Fidelity
10 Corn Point Road                                                   Management & Research Corp. from 1968 through
Marblehead, MA  01845                                                1994.
66
--------------------------------------------------------------------------------------------------------------------
Richard F. Curcio*                   President, Trustee, Chairman    Founded Integrity Investments, Inc. (a
871 Venetia Bay Boulevard            of the Board of Trustees        broker/dealer) and Integrity Management &
Suite 370                                                            Research, Inc. (an investment advisor) in
Venice, FL  34292                                                    1992, and is currently President and Director
52                                                                   of each.  Senior Vice President/Regional
                                                                     Manager for Fidelity Institutional Services
                                                                     Company from 1987 to 1992.  Associated with
                                                                     Fidelity Distributors from 1979 to 1992.
--------------------------------------------------------------------------------------------------------------------
H. Willis Day, Jr.                   Trustee                         Retired.  Former Senior Vice President of
35 Beach Avenue                                                      Southeast Bank, FLA, N.A.
Kennebunk Beach, ME  04043
74
--------------------------------------------------------------------------------------------------------------------
Roger F. Dumas                       Trustee                         Private investor since 1987.
151 Tremont Street
Boston, MA  02111
64
--------------------------------------------------------------------------------------------------------------------
Kenneth J. Phelps*                   Trustee                         President, Principal and Director of Reliance
5545 Cross Gate Court, N.W.                                          Trust Company, Atlanta, GA since 1992.
Atlanta, GA  30327                                                   Chairman, Chief Executive Officer and
                                                                     Director, C&S/Sovran Trust Company, Inc. from
                                                                     1987 to 1992.
--------------------------------------------------------------------------------------------------------------------
Susan M. Schwartz                    Vice President, Secretary and   Operations Manager of Integrity Investments,
One Broadway - Ste 100               Treasurer                       Inc. since 1993.  Account Officer of Fidelity
Cambridge, MA  02139                                                 Investments from 1985 to 1993.
36
--------------------------------------------------------------------------------------------------------------------
Robert Melley                        Vice President, Assistant       Senior Vice President of Integrity
871 Venetia Bay Boulevard            Secretary and Assistant         Investments, Inc. since April 1994.  Senior
Suite 370                            Treasurer                       Vice President of Fidelity Distributors, Inc.
Venice, FL  34292                                                    from 1981 to 1994.
61
--------------------------------------------------------------------------------------------------------------------

          Certain information regarding Trustees and officers. The term of office of each person elected as a Trustee will be until the next meeting of shareholders called for the purpose of electing Trustees and until his or her successor is elected and qualified, or until he or she sooner dies, resigns, or is removed. The Trust's Agreement and Declaration of Trust does not provide for the annual election of Trustees. However, in accordance with the 1940 Act (i) the Trust will hold a meeting of shareholders for the election of Trustees at such time as less than a majority of the Trustees holding office has been elected by shareholders and (ii) a vacancy among the Trustees may be filled by the remaining Trustees only if, immediately after such vacancy is filled, at least two-thirds of the Trustees holding office shall have been elected by the shareholders. Trustees may be removed from office by vote of a majority of the Trustees then in office, or by vote of the holders of two-thirds of the outstanding shares of the Trust.

          During the fiscal year of the Trust ended August 31, 1999, the Trustees of the Trust met four times. Each of the nominees in office at the time attended at least 75% of the meetings.

          The Trust pays each Trustee who is not affiliated with Integrity (the "Independent Trustees") an annual fee of $1,000 plus $1,000 for each meeting attended and reimburses travel and other expenses incurred in attending such meetings. The Trust's officers and Trustees who are affiliated with Integrity are paid by Integrity. During the fiscal year ended August 31, 1999, the Trust paid an aggregate of $25,000 to the Independent Trustees. The following table shows compensation by Trustee for the fiscal year ended August 31, 1999.

                                    TABLE 5

--------------------------------------------------------------------------------------------------------------------
NAME OF PERSON, POSITION         AGGREGATE COMPENSATION FROM     PENSION OR RETIREMENT         ESTIMATED ANNUAL
                                          THE TRUST             BENEFITS ACCRUED AS PART   BENEFITS UPON RETIREMENT
                                                                    OF FUND EXPENSES
--------------------------------------------------------------------------------------------------------------------
John S. Culbertson                       $6,250                           None                        None
  Trustee
--------------------------------------------------------------------------------------------------------------------
Rufus C. Cushman                         $6,250                           None                        None
  Trustee
--------------------------------------------------------------------------------------------------------------------
Richard F. Curcio                        None                             None                        None
  President, Trustee,
   Chairman of the Board of
   Trustees
--------------------------------------------------------------------------------------------------------------------
H. Willis Day, Jr.                       $6,250                           None                        None
  Trustee
--------------------------------------------------------------------------------------------------------------------
Roger R. Dumas                           $6,250                           None                        None
  Trustee
--------------------------------------------------------------------------------------------------------------------
Kenneth J. Phelps                        None                             None                        None
  Trustee
--------------------------------------------------------------------------------------------------------------------

          As of the Record Date, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of any class of any Portfolio of the Trust.

          The Agreement and Declaration of Trust and By-Laws of the Trust provide that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Agreement and Declaration of Trust and By-Laws that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties.

          [Shareholders. As of the Record Date, none of the nominees for Trustee owned beneficially any shares of any Portfolio.]

          Required vote. The candidates receiving the affirmative vote of a plurality of the votes cast at the Meeting, if a quorum is present, shall be elected. Shares of all Portfolios shall vote as a single class for the Trustees. Shareholders have no cumulative voting rights.

          THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE ELECTION OF EACH NOMINEE FOR TRUSTEE LISTED ABOVE.

IV.  SELECTION OF INDEPENDENT AUDITORS

          The Board of Trustees, including the Trustees who are not interested persons of the Trust, have selected PricewaterhouseCoopers LLP, 100 East Broad Street, Suite 2100, Columbus, Ohio 43215, as independent auditors for the Trust for the fiscal year ending August 31, 1999. PricewaterhouseCoopers LLP was selected primarily on the basis of its expertise as auditors of investment companies, the quality of its audit services, and the competitiveness of the fees charged for these services. A representative of PricewaterhouseCoopers LLP will be present at the Meeting and will have an opportunity to make a statement if he or she desires to do so and to respond to appropriate questions.

          The Board of Trustees' policy regarding engaging independent accountants' services is that management may engage the Trust's independent auditors to perform any services normally provided by independent accounting firms, provided that any such services meet any and all of the independence requirements of the American Institute of Certified Public Accountants and the Securities and Exchange Commission.

          THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

V.  MISCELLANEOUS

          OTHER BUSINESS. The Board of Trustees knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the Board's intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named as proxies in the enclosed form(s) of proxy.

          SOLICITATION OF PROXIES. The costs of solicitation of proxies will be borne by the Trust. Solicitation of proxies by personal interview, mail, telephone, and telegraph may be made by officers and Trustees of the Trust (who will receive no compensation therefor in addition to their regular salaries).

          The Trust may also arrange to have votes recorded by telephone. The telephone voting procedure is designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. The Trust has been advised by counsel that these procedures are consistent with the requirements of applicable law. If these procedures were subject to a successful legal challenge, such votes would not be counted at the Meeting. The Trust is unaware of any such challenge at this time. Shareholders would be called at the phone number the Trust (or a shareholder's financial institution) has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the Meeting in accordance with their instructions. To ensure that the shareholders' instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. The Trust's toll-free number will be available in case the information contained in the confirmation is incorrect.

          QUORUM. The Agreement and Declaration of Trust provides that 30% of the shares entitled to vote on a matter shall constitute a quorum for the transaction of business on that matter at a meeting. However, approval of the Sub-Advisory Agreement and the New Sub-Advisory Agreement will require the presence of a greater percentage of a Portfolio's shares at the Meeting in person or by proxy.

          ADJOURNMENT. In the event that sufficient votes in favor of any of the proposals set forth in the Notice of the Meeting are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting with respect to those proposals within a reasonable time after the date set for the original Meeting without the necessity of further notice to permit further solicitation of proxies with respect to those proposals. In addition, if, in the judgment of the persons named as proxies, subsequent developments make it advisable to defer action on one or more proposals, but not all proposals, the persons named as proxies may propose one or more adjournments of the Meeting with respect to those proposals for a reasonable time in order to defer action on such proposals as they deem advisable. Any lesser number than the percentage of voting shares necessary to constitute a quorum will be sufficient for adjournments, as required by the Trust's Agreement and Declaration of Trust and By-laws. The persons named as proxies will vote in favor of such adjournment with respect to a proposal those proxies which they are entitled to vote in favor of the proposal. They will vote against any such adjournment those proxies which they have been instructed to vote against such proposal, and they will vote to abstain any such proxies which they are required to abstain from voting on such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Trust. Any proposals for which sufficient favorable votes have been received by the time of the Meeting may be acted upon and considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal.

          TABULATION OF VOTES. Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Trust to act as tellers for the Meeting. The tellers will count the total number of votes cast "for" approval of each proposal for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count shares represented by proxies that withhold authority to vote or that reflect abstentions or "broker non-votes" (i.e., shares held by a broker or nominee as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions and broker non-votes will have no effect on the election of Trustees and election of auditors, but will have the effect of negative votes on the proposal to approve the Sub-Advisory Agreement and the New Sub-Advisory Agreement.

          DATE FOR RECEIPT OF SHAREHOLDERS' PROPOSALS FOR SUBSEQUENT MEETINGS OF SHAREHOLDERS. The Trust's Agreement and Declaration of Trust does not provide for annual meetings of shareholders, and the Trust does not currently intend to hold such a meeting in 2000. Shareholder proposals for inclusion in the Trust's proxy statement for any subsequent meeting must be received by the Trust a reasonable period of time prior to any such meeting.

                                                                      APPENDIX A

                                    FORM OF
                             SUB-ADVISORY AGREEMENT

                                                       June 1, 2000


Reich & Tang Asset Management L.P.
600 Fifth Avenue
New York, New York  10020

Gentlemen:

     WHEREAS, we have entered into a Management Agreement with The Valiant Fund (the "Fund"), dated July 29, 1993 (the "Management Agreement") pursuant to which we have been employed to manage the investment and reinvestment of the Fund, subject to the general control of the Fund's Board of Directors; and

     WHEREAS, pursuant to the Management Agreement we have selected Reich & Tang Asset Management L.P., as our Sub-Advisor.

     We herewith confirm our agreement with you as follows:

1. The Fund, as provided in the Management Agreement, engages in the business of investing and reinvesting the assets of its various series of shares (each a "Series") in securities of the types, and in accordance with the limitations, specified in its Agreement and Declaration of Trust, By-Laws and Registration Statement filed with the Securities and Exchange Commission under the Investment Company Act of 1940 (the "1940 Act") and the Securities Act of 1933, including the Prospectuses forming a part thereof (the "Registration Statement"), all as from time to time in effect, and in such manner and to such extent as may from time to time be authorized by the Fund's Board of Trustees. We enclose copies of the documents listed above and will furnish you such amendments thereto as may be made from time to time.

2. (a) We have been employed to manage the investment and reinvestment of the Series' assets as above specified, and, without limiting the generality of the foregoing, to provide the investment management services specified in the Management Agreement.

(b) Subject to the general control of the Board of Trustees, we hereby subcontract with you to implement a continuous investment program for each of the Series and to make decisions with respect to all purchases and sales of the portfolio securities. To carry out such decisions, you are hereby authorized, as our agent and attorney-in-fact, to place orders for the investment and reinvestment of the Series' assets. In all purchases, sales and other transactions in the Fund's portfolio securities you are authorized to exercise full discretion and act for us in the same manner and with the same force and effect as the Fund itself might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

                                     A1-1

(c) You will report to the Fund's Board of Trustees, if requested, at each meeting thereof all changes in the Series' portfolios since your prior report, and will also keep us in touch with important developments affecting the Series' portfolios and, on your initiative, will furnish us from time to time with such information as you may believe appropriate for these purposes, whether concerning the individual entities whose securities are included in the Series' portfolios, the activities in which such entities engage, Federal income tax policies applicable to our investments, or the conditions prevailing in the money markets or the economy generally. You will also furnish us with such statistical and analytical information with respect to the Series' portfolio securities as you may believe appropriate or as we may reasonably request. In making such purchases and sales of the Series' portfolio securities, you will comply with the policies set from time to time by the Fund's Board of Trustees as well as the limitations imposed by our Agreement and Declaration of Trust and by the provisions of the Internal Revenue Code and the 1940 Act relating to regulated investment companies and the limitations contained in the Registration Statement.

(d) It is understood that you may from time to time employ, subcontract with or otherwise associate with yourself, entirely at your expense, such persons as you believe to be particularly fitted to asset you in the execution of your duties hereunder.

(e) You or your affiliates with also furnish us at your own expense such investment advisory supervision and assistance as you may believe appropriate or as we may reasonably request subject to the requirements of any regulatory authority to which you may be subject.

3. We will expect of you, and you will give us the benefit of, your best judgment and efforts in rendering these services to us and the Fund, and we agree as an inducement to your undertaking these services that you will not be liable hereunder for any mistake of judgment or for any other cause, provided that nothing herein shall protect you against any liability to us, the Fund, or to the Fund's security holders by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties hereunder.

4. In consideration of the foregoing we will pay you according to the following schedule, based upon the aggregate average daily net assets of the Fund's three
Series:

                                 FEE SCHEDULE

     Level of Assets            Fee in basis points
     ---------------            -------------------
     First $500 million                6.0
     Next $1 billion                   5.0
     Next $500 million                 4.0
     Over $2 billion                   3.5

Your fee will be accrued daily, and will be payable on the last day of each calendar month for services performed hereunder during that month, or at such other times as you and we may agree from time to time. You will be entitled to a minimum monthly fee of $30,000 in any month in which the monthly calculation based on the fee schedule is less than $30,000.

5. This Agreement will become effective on the date hereof and shall continue in effect in respect of a Series for two years from the date of this Agreement, and thereafter for successive twelve-month periods, provided that such continuation is specifically approved at least annually by the Fund's Board of Directors or by a vote of a majority of the outstanding voting securities, as defined in the 1940 Act and the rules thereunder, of the Series in question and in either case, by a majority of those of the Fund's directors who are neither party to this Agreement nor, other than by their service as directors of the trust, interested

                                     A1-2
persons, as defined in the 1940 Act and the rules thereunder, of any such person who is party to this Agreement. This Agreement may be terminated at any time without the payment of any penalty as to a Series (i) by vote of a majority of the Series's outstanding voting securities, as defined in the 1940 Act and the rules thereunder, (ii) by the Fund's Board of Trustees, on sixty days' written notice to you, (iii) by us on sixty days' written notice to you, (iv) by you on sixty days' written notice to us, or (v) upon the termination of the Management Agreement.

6. This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged by you and this agreement shall terminate automatically in the event of such transfer, assignment, sale, hypothecation or pledge by you. The terms "transfer", "assignment" and "sale" as used in this paragraph shall have the meanings ascribed thereto by governing law and in applicable rules or regulations of the Securities and Exchange Commission.

7. Except to the extent necessary to perform your obligations hereunder, nothing herein shall be deemed to limit or restrict your right, or the right of any of your employees, who may also be a director, officer or employee of the Fund, or of a person affiliated with the Fund, as defined in the 1940 Act, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether or a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.

     If the foregoing is in accordance with your understanding, you will kindly so indicate by signing and returning to us the enclosed copy hereof.

                                       Very truly yours,

                                       INTEGRITY MANAGEMENT & RESEARCH, INC.


                                       By: /s/ Richard F. Curcio
                                           --------------------------------
                                           Name:  Richard F. Curcio
                                           Title: President, The Valiant Fund

ACCEPTED:

REICH & TANG ASSET MANAGEMENT L.P.
By:  REICH & TANG ASSET MANAGEMENT, INC., as General Partner

By: /s/ Richard De Sanctis
    ----------------------------------
    Name:  Richard De Sanctis
    Title: Chief Financial Officer, Reich & Tang Asset Management L.P.

                                     A1-3

                                THE VALIANT FUND
                    PROXY SOLICITED BY THE BOARD OF TRUSTEES
         PROXY FOR SPECIAL MEETING OF SHAREHOLDERS ON SEPTEMBER 14, 2000
                               [NAME OF PORTFOLIO]

The undersigned hereby appoints Patricia Bingham, Paige C. Spurbeck, and each of them separately, proxies with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Meeting of Shareholders of The Valiant Fund (the "Trust"), on September 14, 2000 at 9:00 a.m. Eastern Time, and any adjournments thereof, all of the shares of the Portfolio of the Trust named above which the undersigned would be entitled to vote if personally present.

                              NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.

                              __________________________________________________
                              Signature

                              __________________________________________________
                              Signature (if held jointly)

                              __________________________________________________
                              Date


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. The Trustees unanimously recommend a vote FOR the Proposals.

                                                        For    Against  Abstain
1. Proposal to approve the Sub-Advisory Agreement       [ ]      [ ]      [ ]
   between Integrity Management & Research, Inc.
   and Reich & Tang Asset Management L.P.

                                                        For    Against  Abstain
2. Proposal to approve the New Sub-Advisory             [ ]      [ ]      [ ]
   Agreement between  For  Against  Abstain
   Integrity Management & Research, Inc. and
   Reich & Tang Asset Management L.P.

3. Proposal to elect Trustees:

The nominees for Trustees are: John S. Culbertson, Richard F. Curcio, Rufus C. Cushman, Jr., H. Willis Day, Roger F. Dumas, and Kenneth J. Phelps.

   For All   Withhold All    For All Except    TO WITHHOLD AUTHORITY TO VOTE
    [  ]       [  ]             [  ]           FOR ONE OR MORE OF THE NOMINEES,
                                               MARK "FOR ALL EXCEPT" AND WRITE
                                               THE NOMINEE'S NAME ON THE LINE
                                               BELOW.

                                               _________________________________


                                                        For    Against  Abstain
4. Proposal to ratify the selection of                  [ ]      [ ]      [ ]
   PricewaterhouseCoopers LLP as the
   independent auditor of the Trust


PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.